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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2009


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Georgia                  000-28704               88-0429044
            -------                 -----------              ----------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)        Identification Number)

              35193 Avenue "A", Suite-C, Yucaipa, California 92399
              ---------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

                                (800) 259-9622
                                --------------
             (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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4.01 Changes in Registrant's Certifying Accountant

On October 29, 2009 (the "Engagement Date"), the Registrant engaged Anton & Chia, LLP ("A&C") as its independent registered public accounting firm for the Registrant's fiscal year ended May 31, 2009. The decision to engage A&C as the Registrant's independent registered public accounting firm was approved by the Registrant's Board of Directors. The address of A&C is 101 Hallmark, Irvine, CA 92602.

Prior to engaging A&C, the Company did not consult with A&C regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by A&C on the Company's financial statements, and A&C did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Except as noted below, the reports of the Registrant's Former Auditor (dismissed on October 28, 2009) on the Registrant's consolidated financial statements for the years ended May 31, 2008 and May 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.

The reports of the Former Auditor on the Company's consolidated financial statements as of and for the years ended May 31, 2008 and May 31, 2007, contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company has suffered recurring losses from operations and has no operating capital.

During the Registrant's two most recent fiscal years and the subsequent interim periods thereto up to the date of dismissal of the Former Auditors, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor's satisfaction, would have caused them to make reference thereto in their reports on the Registrant's consolidated financial statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  October 30, 2009                   INGEN TECHNOLOGIES, INC.

                                    By: /s/ Scott R. Sand
                                        -------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer
                                        Chief Executive Officer